Forward-Looking Statements
 This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates
 (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation
 Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof.
 We have tried, wherever possible, to identify such statements by using words such as
 “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in “Item 1A
 Risk Factors” of Part I of Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about
 Horizon, including the information in the filings we make with the Securities and
 Exchange Commission.
 Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.

Horizon’s Corporate Profile
• Shares Outstanding    3.3 Million
• Market Cap*   $89.9 Million
• Total Assets**   $ 1.4 Billion
• Total Deposits**  $ 1.0 Billion
• Branches    22
• Ownership
 – Insiders      10%
 – Employee Benefit Plans  15%
 – Institutional & Mutual Funds 22%

 *Based on price at the close of business on April 30, 2011 at $27.00 per share
**Total assets and deposits as of March 31, 2011

ounty
Van Buren County
Calhoun C
Kalamazoo County
Michigan
Berrien County
Cass County
St. Joseph County
Branch C
Cook County
Chicago
Illinois
LaPorte County
St. Joseph County
Elkhart County
LaGrange County
Indiana
Will County
Noble County
Marshall County
Kosciusko County
Starke County
Kankakee County
Jasper County
Allen Co
Newton County
Pulaski County
Fulton County
94
80
90
294

Horizon Locations
Michigan City

FRANCISCAN POINT
Pavilion A
Franciscan Express Care
Sports Medicine Institute
Working Well

PURDUE
UNIVERSITY
NORTH CENTRAL

HORIZON

Diversified Employment Base

Ranked #1
Retirement Community for Chicago Area

Why Recommend HBNC to Your Clients?
 • Attractive Current Valuation
 • Dividends and Reinvesting for Growth
 • Consolidator in Banking Industry
 • Strong Capital Position
 • Positioned to Meet Regulatory Requirements
 • Successful Acquisition and Organic Growth
 Track Record
 • Robust Capabilities for Managing Expansion
 • Focus on Growth Accretive to Earnings

Horizon is an Attractive Value
	Horizon Bancorp*	Median Indiana Banks**
Dividend Yield	2.5%	1.9%
Price to Book	91.7%	82.0%
Price to Tangible Book	100.5%	90.1%
Price to Earnings (LTM)	9.0x	14.0x
*Horizon Bancorp data as of March 31, 2011
**Peer Data Source: KBW Report as of March 2011 Covering Indiana Publicly Traded

The Current Banking Environment
and Horizon’s Response

New Regulations Will Have
Adverse Affect on the Industry
• Lower Revenues
 – Consumer Finance Protection Bureau
 – Durbin amendment
 – Mortgage pricing
• Higher Costs
 – Implementation & systems up-grades
 – Compliance & training
 – Lost opportunity
• Higher Capital
 – Lower returns on equity
 – Importance of capital allocation

Companies That Effectively

Deal with Change
&
Execute Well

Lead the Industry!

Horizon is an Industry Leader
• Great Team of Employees
 – We execute well
 – We look for solutions
 – We look for opportunities
• Good Historical Performance - Indicator of
 Future Ability
• Positive Feedback from Shareholders &
 Investors
• Well-Defined Growth Strategy

Horizon Strives to Increase Revenue
Organic Growth
• Commercial Lending Team Expanded
• Treasury Management Team Expanded
• New Retail Mortgage Sales Manager
• Increase in Trust Administrators
• Opening New Banking Markets

Experts Agree Significant
Banking Industry Consolidation
is Inevitable

Challenges Confronting Community Banks
 • Poor Earnings Run Rate
 • Capital Constraints
 • Asset Quality Challenges
 • Limited Growth Opportunities
 • Increase in Regulatory Burden
 • Increase in Director Liability
 • Limited Capacity to Manage the Magnitude of
 Change
 • No Succession Plan

Once in a Lifetime Opportunity
Horizon Offers
 • Cooperative, Non-Hostile Approach to
 Business Combinations
 • Open, Clear Communication with Acquired
 Companies’ Employees
 • Excellent Corporate Culture: People are Proud
 to Work for Horizon
 • Ability to Leverage Strengths of Acquired
 Branches and Companies

Central Location Supports Growth Opportunities
• Lake Michigan Corridor Primed for Growth
• Super Regional Banks Cutting Back - Market Share
 Opportunities
• Consolidation Opportunities Increasing for Good
 Performing Banks
• Location, location, location: Horizon can expand
 north, south, east and west without compromising
 core service area

Milwaukee
Waukesha
New Berlin
Racine
Kenosha
Waukegan
Crystal Lake
Elgin
Schaumburg
Naperville
Chicago
Aurora
Hammond
Gary
South Bend
Joliet
Chicago Heights
Kankakee
Grand Haven
Grand Rapids
Jenison
Cutlerville
Lansing
Holt
Holland
Battle Creek
Kalamazoo
Elkhart
Angola
Goshen
Bryan
Kendallville
Auburn
Warsaw
Fort Wayne
New Haven
Huntington
Logansport
Marion
Kokomo
Lafayette
Indiana
Muncie
Noblesville
Carmel
Danville
Champaign
Crawfordsville
Brownsburg
Indianapolis
Plainfield
Richmond
Tuscola
Paris
43
196
94
69
90
80
55
65
57
35

Target Region for Expansion
Michigan City

Horizon’s Story
Financial Strength
Consistent Performance
Superior Returns

Balanced & Complementary
Business Model
#1 - Business Banking
#2 - Retail Banking
#3 - Retail Mortgage Banking
#4 - Wealth Management
#5 - Mortgage Warehousing
Complementary Revenue Streams that are
Counter-Cyclical to Varying Economic Cycles

Horizon Exceeds Peer Average in Efficiency

75.0%
70.0%
65.0%
60.0%
70.20%
72.00%
70.10%
70.20%
71.10%
71.50%
73.07%
69.00%
64.05%
60.37%
63.05%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Horizon
Peer Group

HORIZON

Peer Data Source: KBW Report dated January 2011 covering Indiana Publicly Traded Banks; peer data represents a peer average and is as of
December 2010 for all periods reviewed.

$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1
$7.5
$8.1
$8.9
$9.1
$10.5
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

HORIZON

Record Earnings “Eleven” Consecutive Years
CAGR 10.70%
Dollars in Millions

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$780
$938
$1,105
$1,724
$1,517
$1,303
$1,449
$1,844
$2,528
$2,635
$1,791
$2,766
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

HORIZON

Horizon Has Record First Quarter Earnings
Dollars in Thousands
First quarter only

1.10
0.85
0.60
0.35
0.10
-0.15
-0.40
-0.65
Michigan
-0.37
National
0.18
Indiana
0.59
Horizon
0.86
Michigan
-0.36
National
-0.34
Indiana
0.39
Horizon
0.78
Michigan
0.23
National
0.36
Indiana
0.63
Horizon
0.85

HORIZON

Horizon More Profitable Than State & National Peers
As Measured By Return On Average Assets
Source: Uniform Bank Performance Reports. Indiana and Michigan are state averages for all insured commercial banks. National is all insured commercial banks with assets between $1 billion and $3 billion.
2008
2009
2010

Total Deposits at December 31, 2010

4%
10%
11%
26%
34%
7%
8%
Non interest-bearing
NOW
Money market
Savings
Consumer CD's
Negotiated CD's
Business Investment Checking

Balanced Deposit Mix

Total Loans December 31, 2010

30%
38%
14%
18%
Commercial
Real estate
Mortgage warehouse
Consumer

Balanced Loan Mix

(Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$532
$588
$720
$757
$914
$1,028
$1,222
$1,259
$1,307
$1,343
$1,401
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

HORIZON

Steady Asset Growth
CAGR 10.17%
2000 to 2010

(Millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$404
$438
$511
$561
$607
$847
$881
$808
$811
$895
$917
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Increasing Core Deposits
CAGR 8.54%
2000 to 2010

Horizon’s Sound Credit Culture
and
Asset Quality

Sound Credit Culture
• Team of Seasoned Underwriters
 – Average Tenure > 20 years
• Primarily an In-Market and Full Recourse Lender
• Predominately a Secured Lender
• Retail & Business Focus
 – Average Commercial Loan Size Approximately $250,000
 – Sweet Spot - Retail and Business Focus
• We Manage Lending Limits
 – House Limit $10 million
 – Legal Limit > $20 million
 – Five Loan Relationships with Balances > $5 million

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2006
2007
2008
2009
2010
4.79%
4.91%
4.92%
3.06%
1.29%
0.67%
0.88%
0.95%
1.87%
3.13%
3.31%
3.18%
0.32%
0.38%
1.29%
2.15%
2.32%
2.44%
Horizon
Indiana Peer
National Peer

HORIZON

Horizon Outperforms Peer Groups
Non-Performing Loans Plus OREO to Gross Loans Plus OREO
Source: FDIC Uniform Bank Performance Reports as of 12/31/10. Peer is a custom group of 17 publicly traded banks headquartered in the state of Indiana. National peer group consists of insured commercial banks having assets between 1 billion and 3 billion.
2011 1st Qtr

Allowance for Loan Losses to Total Loans
Thousands
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1.02%
1.09%
1.29%
1.80%
2.11%
2.34%
$535
$8,738
$853
$9,791
$5,949
$11,410
$8,998
$16,015
$8,505
$19,064
$1,521
$19,090
2006
2007
2008
2009
2010
2011 1st Qtr
Net Charge-Offs
Allowance

HORIZON

Horizon Builds Loan Loss Reserve

"Low Percentage" of Development Loans

Commercial Loans As a Percent of Total Loans at March 31, 2011

Construction - Spec Homes $2,249 0.3%
Development and Spec Land Loans $8,272 1%
Commercial and Industrial $43,724 5%
Automotive /RV $7,326 1%
Other $9,067 1%
Owner Occupied RE $124,559 15%
Non Owner Occupied RE $139,281 17%

Dollars in Thousands / Total Loans $814,519

HORIZON

Other
$4.1
17%
Owner Occupied CRE
$2.3
9%
Non Owner Occp. CRE
$7.4
30%
Residential TDR's
$4.0
16%
Development & Spec Land Loans
$0.8
3%
Residential
$5.7
23%
Automotive and RV
$0.2
1%
Commercial & Industrial
$0.3
1%

HORIZON

Diversity in Non-Performing & Real Estate Owned
Non-Performing and REO By Classification at March 31, 2011
Dollars in Millions
Non-Performing Loans - $22.1
Other Real Estate Owned - $2.3

Invest in Horizon

Excellent Financial Metrics
• Consistent & Stable Quarterly Dividend Payments
 – Over twenty-five years of uninterrupted dividends
 – Cash reserves at the holding company
• Solid Earnings Performance
• Efficient Operations
• Good Historical Growth
 – Assets
 – Deposits
 – Earnings

Horizon is Highly Regarded
In Our Communities
• Nine out of Ten Customers - Would Refer a Friend
• Best Bank - The News Dispatch Readers Poll - Ten out
 of Last Eleven Years
• Best Trust Company - NW Indiana Business Quarterly
• Best Place to Work - NW Indiana Business Quarterly
• Family Friendly Work Policies - Clarian Award
• Ranked in the Top 200 Community Banks for
 Financial Performance - US Banker Magazine - June
 2008, 2009 & 2010

1 Year
04/29/11
140.00
137.50
135.00
132.50
130.00
127.50
125.00
122.50
120.00
117.50
115.00
112.50
110.00
107.50
105.00
102.50
100.00
97.50
95.00
92.50
90.00
87.50
85.00
82.50
80.00
77.50
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
Feb
Mar
Apr
EDGAR Online
HBNC
BANK
COMP

10 Year
04/29/11
420
400
380
360
340
320
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
Jul
02
Jul
03
Jul
04
Jul
05
Jul
06
Jul
07
Jul
08
Jul
09
Jul
10
Jul
11
EDGAR Online
HBNC
BANK
COMP

Horizon Outperforms NASDAQ’s Bank
& Composite Indices

OUR INSTITUTION IS RATED 5-STARS BY BAUER

www.bauerfinancial.com

AWARDED MARCH 2011

Bauer Financial - “Recommends”
All Five-Star and Four-Star Institutions
Source: www.bauerfinancial.com - Telephone 800.388.6686
"Because peace of mind matters"

A NASDAQ Traded Company - Symbol HBNC